May 1, 2026

Phoenix Spectrum Edge®

Issued by: PHL Variable Insurance Company, In Rehabilitation

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Phoenix Spectrum Edge variable annuity contract (the “Contract”).

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://phl.onlineprospectus.net/PHL/PHLproducts/. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Our obligations under the Contract are subject to our financial strength and claims-paying ability. The Contract is a complex investment and involves risks, including the fluctuation of contract values and possible loss of principal. The Contract is not a short term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable.

Important Adverse Developments Related to

PHL Variable’s Financial Condition and Your Contract

There is a significant risk that the financial guarantees and obligations under your contract will not be fulfilled. Currently, PHL Variable’s annuity contracts are subject to the Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding. During the term of the Moratorium Order, PHL Variable will not pay more than $250,000 from its general account under your annuity contract.

It is expected that PHL Variable will be placed into liquidation. On December 31, 2025, the Insurance Commissioner of the State of Connecticut (the “Rehabilitator”) filed a report of the Rehabilitator with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. In liquidation, benefits available under guarantees issued by PHL Variable’s general account will be subject to state guaranty association statutory limits (typically $250,000 for annuities) and conditions.

You should consult with a financial professional.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the GIA or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. As previously disclosed, in recent years, the financial condition of PHL Variable has deteriorated. Due to PHL Variable’s financial condition, on May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford (the “Court”) entered an order placing PHL Variable into rehabilitation (the “Rehabilitation Order”). The Rehabilitation Order appointed the Insurance Commissioner of the State of Connecticut as Rehabilitator. The Rehabilitation Order granted the Rehabilitator immediate exclusive possession and control of, and title to, the business and all assets of PHL Variable.

In addition to the Rehabilitation Order, the Court entered an order imposing a moratorium on certain benefit payments and transactions under PHL Variable’s policies, including the contract (the “Moratorium Order”). As previously communicated, the Moratorium Order imposes restrictions under PHL Variable’s policies that may impact your contract’s benefits and limit your ability to make changes under your contract. In addition, the Moratorium Order prohibits you from withdrawing, transferring, or surrendering your contract value in the GIA or any other fixed account option. The restrictions under the Moratorium Order are generally intended to manage the financial obligations of PHL Variable’s general account. The Separate Account, which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options and not the fixed account options.

The Rehabilitator believes that PHL Variable cannot be rehabilitated and expects to request that the Court grant an order placing PHL Variable into liquidation. The Rehabilitator expects that a liquidation order will be entered by late 2026 or early 2027, but it may be earlier or later. Until that time, the Rehabilitator will continue to administer PHL Variable’s business under the existing Rehabilitation Order and Moratorium Order.

In liquidation, state guaranty associations will continue providing the coverage and benefits due from PHL Variable’s general account subject to applicable statutory limits and conditions. As a result of the application of such limits and conditions, guarantees issued by PHL Variable’s general account and investments in the general account may not be paid in full. Any benefits received prior to entry of a liquidation order will not reduce available guaranty association coverage. The Rehabilitator does not expect that a liquidation would impact contract owners’ investments in the Separate Account.

All guarantees, benefits, and transactions under the contract, as described in the prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order or in liquidation. Currently, the applicable fees and expenses under your contract (including standard charges and any additional charges for optional benefits) continue to be deducted in full, even if your contract guarantees and benefits are reduced. In addition, any applicable investment restrictions under any optional benefit riders that you elected continue to apply.

See “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in the prospectus (which also appears later in this summary prospectus under “Updated Information About Your Contract”) for additional information, including a description of the restrictions under the Moratorium Order.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2026, which is incorporated by reference into the prospectus and this summary prospectus. The Statement of Additional Information is available upon request. PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, benefits available under guarantees issued by PHL Variable’s general account under your contract will be reduced if they are in excess of the limits imposed by the Moratorium Order or, in a liquidation, applicable guaranty association limits and conditions. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial condition.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Contract (or contract): the deferred variable accumulation annuity contracts for which this summary prospectus provides updated information.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the Contract.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the variable investment options of the Separate Account and the value held in the GIA. For eligible Contracts with loans, the Contract Value is the sum of all accumulation units held in the variable investment options of the Separate Account and the value held in the GIA plus the value held in the loan security account, and less any loan debt.

Court: The Connecticut Superior Court for the Judicial District of Hartford.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Moratorium Order: The Court order imposing a moratorium on certain benefit payments and transactions under PHL Variable's policies, including the Contract.

PHL Variable (our, us, we, company, or Company): PHL Variable Insurance Company, In Rehabilitation.

Rehabilitator: The Insurance Commissioner of the State of Connecticut.

Rehabilitation Order: The Court order placing PHL Variable into rehabilitation and appointing the Rehabilitator.

Separate Account: PHL Variable Accumulation Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The following is a summary of certain Contract features that have changed since the Updating Summary Prospectus dated May 1, 2025. This does not reflect all of the changes that have occurred since you entered into your Contract.

➣ In the prospectus, under “Principal Risks of Investing in the Contract,” the “Insurance Company Insolvency” risk factor was revised as follows:

Insurance Company Insolvency Risk. PHL Variable’s financial guarantees and obligations – including with respect to annuity payments, death benefits, optional benefit riders, surrenders, withdrawals, loans, and amounts in the GIA or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability.

Due to PHL Variable’s deteriorated financial condition, and restrictions under PHL Variable’s policies pursuant to the Moratorium Order or in liquidation, each as discussed further below, there is a significant risk that the financial guarantees and obligations under your contract will not be fulfilled. You should consult with a financial professional.

Currently, PHL Variable’s annuity contracts are subject to the Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding. During the term of the Moratorium Order, PHL Variable will not pay more than $250,000 from its general account under your annuity contract.

It is expected that PHL Variable will be placed into liquidation. On December 31, 2025, the Rehabilitator filed a Report of the Rehabilitator with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. In liquidation, benefits available under guarantees issued by PHL Variable’s general account will be subject to state guaranty association statutory limits (typically $250,000 for annuities) and conditions.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options and not the fixed account options.

In liquidation, state guaranty associations will continue providing the coverage and benefits due from PHL Variable’s general account subject to applicable statutory limits and conditions. As a result of the application of such limits and conditions, guarantees issued by PHL Variable’s general account and investments in the general account may not be paid in full. Any benefits received prior to entry of a liquidation order will not reduce available guaranty association coverage. The Rehabilitator does not expect that a liquidation would impact contract owners’ investments in the Separate Account.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

If you retain your contract, benefits available under guarantees issued by PHL Variable’s general account under your contract will be reduced if they are in excess of the limits imposed by the Moratorium Order or, in liquidation, applicable guaranty association limits and conditions. If you surrender your contract, the contract and all guarantees under your contract will be terminated and you could incur surrender charges, taxes, and tax penalties

Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial condition.

Commencement of Rehabilitation Proceeding – As previously communicated, on May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford (the “Court”) entered an order placing PHL Variable into rehabilitation (the “Rehabilitation Order”). The Rehabilitation Order appointed the Insurance Commissioner of the State of Connecticut as Rehabilitator. Upon entering rehabilitation, the directors and officers of PHL Variable were automatically dismissed. The Rehabilitation Order granted the Rehabilitator immediate exclusive possession and control of, and title to, the business and all assets of PHL Variable. On December 31, 2025, the Rehabilitator filed a Report of the Rehabilitator with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. The Rehabilitator expects that a liquidation order will be entered by late 2026 or early 2027, but it may be earlier or later. Until that time, the Rehabilitator will continue to administer PHL Variable’s business under the existing Rehabilitation Order and Moratorium Order.

In liquidation, state guaranty associations will continue providing the coverage and benefits due from PHL Variable’s general account subject to applicable statutory limits and conditions. As a result of the application of such limits and conditions, guarantees issued by PHL Variable’s general account and investments in the general account may not be paid in full. Any benefits received prior to entry of a liquidation order will not reduce available guaranty association coverage. The Rehabilitator does not expect that a liquidation would impact contract owners’ investments in the Separate Account.

Copies of all Court documents and orders (the “Documents”) related to PHL Variable’s rehabilitation proceeding are available to be viewed, downloaded, and/or printed at CT.gov/cid.phl (the “Site”). The Site contains a link to all Documents filed with the Court by the Rehabilitator in portable document format (PDF). Absent further order by the Court, updates to the Site shall serve as official notice of all Court documents and orders to interested parties to the extent that such documents involve matters that do not have a direct and material effect on the contractual rights and obligations of the interested parties.

Institution of Restrictions on PHL Variable’s Policies – Also as previously communicated, pursuant to a moratorium order issued by the Court (the “Moratorium Order”), as of May 20, 2024, new restrictions were instituted under PHL Variable’s policies. As described below, these restrictions may impact your contract’s benefits and limit your ability to make changes under your contract. In addition, the Moratorium Order prohibits you from withdrawing, transferring, or surrendering your contract value in the GIA or any other fixed account option. The restrictions under the Moratorium Order are generally intended to manage the financial obligations of PHL Variable’s general account. The Moratorium Order may be lifted by the Court in the future upon motion by the Rehabilitator (or as part of a liquidation proceeding, in which case contractual benefits would be subject to state guaranty association statutory limits (typically $250,000 for annuities) and conditions).

All guarantees, benefits, and transactions under the contract, as described in this prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order. Currently, the applicable fees and expenses under your contract (including standard charges and any additional charges for optional benefits) continue to be deducted in full, even if your contract guarantees and benefits are reduced. In addition, any applicable investment restrictions under any optional benefit riders that you elected continue to apply.

While the Moratorium Order remains in effect, the Rehabilitator will not pay benefits or other obligations under policies issued by PHL Variable (including policies funded by the Separate Account) except to the extent provided in the Moratorium Order, as applicable. Please note that the payments of benefits under life insurance policies and annuities described below are subject to the aggregate limits described under “Aggregate Benefit Limits.” The Moratorium Order currently allows the following:

a.	Death Benefits. If your policy so provides, a death benefit may be paid, in accordance with the terms of your policy, to the full extent of the Separate Account value attributable to your insurance policy. In addition, if the amount of the death benefit payable under your insurance policy exceeds any Separate Account value receivable by you under your policy, which means that such further death benefit would be funded by the general account, then such further death benefit may be paid in an amount equal to the lesser of (x) the unpaid guaranteed amount of such benefit or (y) $300,000 under a life insurance policy and $250,000 under an annuity, less the amount of any permitted withdrawals from a fixed account option or any distribution to you from the general account after May 20, 2024.

b.	Surrenders, Withdrawals, and Loans. You will be allowed to exercise surrender, withdrawal, and loan options under your policy to the full extent of the Separate Account value attributable to your policy. If you also allocated premium payments to one or more fixed investment options, you will not be allowed to access that value through surrender, withdrawals or policy loans (except as described under systematic withdrawals below).

c.	Transfers and Reallocations. You will be permitted to reallocate investments within the Separate Account investment options subject to policy terms and conditions. You will not be permitted to reallocate investments from the fixed account investment options to the Separate Account investment options or vice versa. You will not be permitted to reallocate investments within the fixed accounts to other fixed account investment options.

d.	Annuity Benefits. If you were receiving annuity payments under your policy as of May 20, 2024, your annuity payments will continue pursuant to your elections but will be subject to the limitations described under “Aggregate Benefit Limits” below. If you are not currently receiving annuity payments, you may not annuitize by electing fixed annuity payment options funded from the general account. You may annuitize by electing a variable annuity payout option funded from the Separate Account, but if your Separate Account value is not adequate to fund your annuity payments, you will not receive any further annuity payments funded by the general account.

e.	Required Minimum Distributions. You will be permitted to receive withdrawals from a fixed account option that are required under applicable tax laws to be withdrawn from tax deferred retirement accounts in accordance with the terms of the annuity. Please note that any amounts withdrawn from a fixed account option will count against the limitations described under “Aggregate Benefit Limits” below.

f.	Optional Living Benefit Riders. As of May 20, 2024, if you were already receiving benefit payments pursuant to an optional living benefit rider (such as a guaranteed minimum/lifetime withdrawal benefit, guaranteed minimum income benefit, or guaranteed minimum accumulation benefit), you will continue to receive those payments pursuant to your elections, but those payments will be subject to the limitations described under “Aggregate Benefit Limits” below. If you were not receiving benefit payments pursuant to an optional living benefit rider as of May 20, 2024, you will not be able to make an election to commence such payments if the amounts would be funded from the general account, even if the event or contingency upon which payment depended occurs.

g.	Systematic Withdrawals. If you were receiving systematic withdrawals funded by the Separate Account as of May 20, 2024, you will continue to receive these systematic withdrawals. If you were receiving systematic withdrawals funded by the general account as of May 20, 2024, you will continue to receive payments out of the applicable fixed account options subject to the limitations described below under “Aggregate Benefit Limits.” You may not make changes to the amount or frequency of systematic withdrawals funded by the general account. If you stop systematic withdrawals funded by the general account, you will not be able to restart them.

h.	Aggregate Benefit Limits.

i.	Life Insurance Policies Covering One Individual. The general account will not individually or together pay more than $300,000 in the aggregate under one or more life insurance policies covering one individual regardless of who owns the policies or the number of beneficiaries.

ii.	Annuities Covering One Annuitant. The general account will not individually or together pay more than $250,000 in the aggregate under one or more annuities covering one annuitant regardless of who owns the policies or the number of beneficiaries.

iii.	Life Insurance Policy and Annuity Covering One Individual. The general account will not individually or together pay more than $300,000 in the aggregate for benefits under one or more life insurance policies and one or more annuities covering any one individual regardless of the number and size of policies of life insurance and annuities covering that individual and regardless of who owns the policy or annuity or the number of beneficiaries.

iv.	Allocation of Benefits Under Multiple Policies. If multiple policies covering one individual have an aggregate amount of death benefits in excess of $300,000, annuity payments in excess of $250,000, or a combination of death benefits and annuity payments in excess of $300,000, as applicable, funded by the general account, the Rehabilitator will determine the allocation of amounts to be paid under each policy.

The Moratorium Order authorizes the Rehabilitator to make payments (“Hardship Payments”) that exceed those set forth in the above paragraphs in the event that a policyholder demonstrates hardship. Decisions on requests for Hardship Payments will be made on a case-by-case basis in the Rehabilitator’s sole and absolute discretion upon consideration of information provided by a policyholder.

Additional Information About PHL Variable’s Financial Condition – In recent years, the financial condition of PHL Variable has continued to deteriorate. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2026, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

➣	The following is a summary of changes related to the availability of the Contract's underlying funds:

●	As previously notified, on or about May 20, 2026 (the “Liquidation Date”), the Lazard Retirement US Small Cap Equity Select Portfolio (the “Liquidating Fund”) will be liquidated. On the Liquidation Date, any Contract Value allocated to the Liquidating Fund will be automatically transferred to the Federated Hermes Government Money Fund II. Any such transfer will occur without charge and will not count toward any limit on transfers. Until the Liquidation Date, you may transfer any Contract Value allocated to the Liquidating Fund to any other variable investment option available under your Contract free of charge. For 60 days after the Liquidation Date, if any portion of your Contract Value was automatically transferred to the Federated Hermes Government Money Fund II as described above, you may transfer Contract Value from the Federated Hermes Government Money Fund II to any other variable investment option available under your Contract free of charge. Any such free transfer will not count toward any limit on the number of transfers that may be performed under your Contract (except restrictions to discourage frequent transfer activity and/or market timing).

Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS				LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from your contract, you may be assessed a surrender charge of up to 7% as a percentage of purchase payments withdrawn. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn. This loss will be greater if there are taxes or tax penalties.

Fee Table; Deductions and Charges – Surrender Charges
Are There Transaction Charges?	Yes. In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table; Deductions and Charges; Appendix A: Investment Options Available Under the Contract

	Annual Fee	Minimum	Maximum
	1. Base contract	1.12%(1)	1.42%(1)
	2. Underlying fund fees and expenses	0.27%(2)	5.82%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%(3)	0.75%(4)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/25. Underlying fund fees can vary from year to year.

(3)   If you elect death benefit option 2 (annual step-up), the mortality and expense risk fee will be increased by 0.15% as a annual percentage of average account value in the Separate Account.

FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS

(4)   The Guaranteed Minimum Income Benefit fee is calculated as a percentage of greater of guaranteed annuitization value and contract value.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,303	$5,578
	Assumes:	Assumes:

●   Investment of $100,000

●   5% annual appreciation

●   Least expensive combination of contract classes and underlying fund fees and expenses

●   No optional benefits

●   No sales charges

●   No additional purchase payments, transfers, or withdrawals

●   Investment of $100,000

●   5% annual appreciation

●   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

●   No sales charges

●   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Is This a Short Term Investment?

No.

●   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

●   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

●   Amounts withdrawn from the contract may result in surrender charges, taxes, and tax penalties.

●   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

●   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

RISKS	LOCATION IN PROSPECTUS
What are the Risks Associated with the Investment Options?

●   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

●   Each investment option (including the GIA) will have its own unique risk, and you should review the available investment options before making an investment decision.

Principal Risks of Investing in the Contract; GIA; Appendix A: Investment Options Available Under the Contract
What are the Risks Related to the Insurance Company?

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims- paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available by calling 1-800-541-0171.

There is a significant risk that the financial guarantees and obligations under your contract will not be fulfilled. Currently, PHL Variable’s annuity contracts are subject to the Moratorium Order entered by the Court overseeing PHL Variable’s rehabilitation proceeding. During the term of the Moratorium Order, PHL Variable will not pay more than $250,000 from its general account under your annuity contract.

It is expected that PHL Variable will be placed into liquidation. On December 31, 2025, the Rehabilitator filed a Report of the Rehabilitator with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. In liquidation, benefits available under guarantees issued by PHL Variable’s general account will be subject to state guaranty association statutory limits (typically $250,000 for annuities) and conditions.

You should consult with a financial professional.

On May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford entered an order (the Rehabilitation Order) placing PHL Variable into rehabilitation under the direction of the Insurance Commissioner of the State of Connecticut as Rehabilitator. The Court also entered an order (the Moratorium Order) imposing restrictions under PHL Variable’s policies that may impact your contract’s benefits and limit your ability to make changes under your contract. In addition, the Moratorium Order prohibits you from withdrawing, transferring, or surrendering your contract value in the GIA or any other fixed account option. See “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” for a description of the restrictions under the Moratorium Order.

The Rehabilitator believes that PHL Variable cannot be rehabilitated and expects to request that the Court grant an order placing PHL Variable into liquidation. The Rehabilitator expects that a liquidation order will be entered by late 2026 or early 2027, but it may be earlier or later. Until that time, the Rehabilitator will continue to administer PHL Variable’s business under the existing Rehabilitation Order and Moratorium Order.

Principal Risks of Investing in the Contract - Insurance Company Insolvency Risk; PHL Variable and the Separate Account; Contract Guarantees; Financial Statements

RISKS	LOCATION IN PROSPECTUS

In liquidation, state guaranty associations will continue providing the coverage and benefits due from PHL Variable’s general account subject to applicable statutory limits and conditions. As a result of the application of such limits and conditions, guarantees issued by PHL Variable’s general account and investments in the general account may not be paid in full. Any benefits received prior to entry of a liquidation order will not reduce available guaranty association coverage. The Rehabilitator does not expect that a liquidation would impact contract owners’ investments in the Separate Account.

All guarantees, benefits, and transactions under the contract, as described in this prospectus, are subject to the restrictions imposed pursuant to the Moratorium Order or in liquidation. Currently, the applicable fees and expenses under your contract (including standard charges and any additional charges for optional benefits) continue to be deducted in full, even if your contract guarantees and benefits are reduced.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2026, which is incorporated by reference into the prospectus. The Statement of Additional Information is available upon request. PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, benefits available under guarantees issued by PHL Variable’s general account under your contract will be reduced if they are in excess of the limits imposed by the Moratorium Order or, in a liquidation, applicable guaranty association limits and conditions. If you surrender your contract, the contract and all guarantees under your contract will be terminated and you could incur surrender charges, taxes, and tax penalties Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial condition.

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

●   PHL Variable reserves the right to remove or substitute variable investment options available under the contract.

●   Transfers to and from the GIA are subject to significant limitations.

●   The availability of investment options may vary depending on the broker-dealer through which your contract was purchased.

●   We reserve the right to limit transfers if frequent or large transfers occur.

PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading; GIA; Appendix C: Financial Intermediary Variations
Are There Any Restrictions on Contract Benefits?

Yes.

●   Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation

Benefits Available Under the Contract; Payment Upon Death Before Maturity Date; Appendix C: Financial Intermediary Variations

RESTRICTIONS		LOCATION IN PROSPECTUS

●   Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit.

●   Election of GMIB rider is irrevocable.

●   Withdrawals and loans may significantly reduce the death benefit.

●   The availability of contract benefits may vary depending on the broker-dealer through which your contract was purchased.

TAXES		LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?	● You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.	Federal Income Taxes

●   If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

●   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker- dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Sales of Variable Accumulation Contracts

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.
Should I Exchange My Contract?

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Sales of Variable Accumulation Contracts

APPENDIX A – Investment Options Available Under the Contract

Variable Options

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://phl.onlineprospectus.net/PHL/PHLproducts/. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

The availability of variable investment options may vary depending on the broker-dealer through which your contract was purchased. See Appendix C: Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Maximizes total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B)[3] - AllianceBernstein L.P.	0.98%	17.36%	5.64%	6.74%
Seeks long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) - Fred Alger Management, LLC	0.94%	32.87%	16.33%	18.17%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.	CVT S&P Midcap 400 Index Portfolio (Class I) [3] - Calvert Research and Management/Ameritas Investment Partners, Inc.	0.33%	7.14%	8.77%	10.37%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A) [3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	17.63%	14.13%	14.52%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A) [3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.37%	12.64%	5.84%	9.33%
Provides current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.78%	6.80%	-0.84%	1.06%
Provides current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.63%	3.73%	2.80%	1.73%
Seeks high current income.	Federated Hermes High Income Bond Fund II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.81%	8.23%	3.70%	5.59%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.65%	14.80%	13.59%	17.33%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.64%	21.42%	15.26%	15.66%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	21.89%	11.20%	19.82%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.47%	7.14%	-0.06%	2.61%
Seeks capital appreciation.	Franklin DynaTech VIP Fund (Class 2) [3] - Franklin Advisers, Inc.	0.88%	18.13%	9.09%	14.08%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.72%	12.56%	7.66%	7.30%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund[3]- Invesco Adviser, Inc.	0.80%	12.79%	11.69%	14.22%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series II) - Invesco Adviser, Inc.	1.06%	15.05%	7.01%	10.72%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II) - Invesco Adviser, Inc.	1.09%	8.44%	8.07%	10.31%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund® (Series I) [1,2] - Invesco Adviser, Inc.	0.94%	9.19%	9.11%	9.35%
Seeks capital growth.	Invesco V.I. American Franchise Fund (Series I) - Invesco Adviser, Inc.	0.85%	11.67%	10.35%	14.87%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I Shares) [1,2] - Invesco Adviser, Inc.	0.80%	16.17%	12.81%	11.73%
Seeks capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II) - Invesco Adviser, Inc.	0.82%	12.52%	8.68%	8.64%
Seeks long-term capital appreciation.	Lazard Retirement US Small Cap Equity Select Portfolio (Service Shares) [1,2,3,4] - Lazard Asset Management LLC	1.10%	2.18%	4.82%	7.22%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond-Debenture Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	1.04%	8.33%	2.10%	4.72%
Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	0.93%	17.29%	13.34%	11.12%
Seeks capital appreciation through investments, primarily in equity securities.	Lord Abbett Mid Cap Stock Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	1.15%	7.05%	10.16%	7.98%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.85%	20.00%	10.55%	10.36%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.84%	14.82%	6.61%	7.25%
Seeks to provide investors with capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.82%	17.91%	8.82%	9.05%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.84%	11.70%	4.43%	5.46%
Seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio Class S - Neuberger Berman Investment Advisers LLC	1.11%	5.23%	4.27%	10.71%
Invests predominantly in securities of companies selected in accordance with the Fund's Sustainable Investing Criteria.	Quality Equity Portfolio Class S3, 5 - Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager	1.12%	13.43%	12.54%	12.66%
Seeks maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - PIMCO	3.29%	18.85%	10.47%	6.43%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) - PIMCO	1.49%	7.74%	1.11%	3.11%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) - PIMCO	0.83%	8.78%	-0.08%	2.26%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] - Security Investors, LLC. / Guggenheim Investments	5.67%	1.85%	12.87%	1.41%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] - Security Investors, LLC. / Guggenheim Investments	1.74%	20.87%	16.53%	17.73%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund (Class 2)[6] - Templeton Asset Management Ltd.	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2)[3] - Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term capital growth.	Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%	23.83%	7.95%	7.04%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks capital appreciation and current income.	TVST Touchstone Balanced Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.79%	14.16%	8.64%	9.81%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.62%	7.63%	-0.14%	2.13%
Seeks to provide investors with capital appreciation.	TVST Touchstone Common Stock Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	17.83%	13.80%	14.20%
Seeks to provide investors with growth of capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	9.72%	9.10%	11.37%
Seeks capital appreciation and income.	Virtus Duff & Phelps Real Estate Securities Series A - Virtus Investment Advisers, LLC (“VIA”) Duff & Phelps Investment Management Co.	1.10%	0.72%	6.06%	5.95%
Seeks long-term growth of capital.	Virtus KAR Capital Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.03%	6.96%	5.43%	13.10%
Seeks capital appreciation and current income.	Virtus KAR Equity Income Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	0.98%	13.92%	7.76%	9.68%
Seeks long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.14%	-22.62%	-5.76%	11.33%
Seeks long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.10%	-4.50%	2.57%	8.90%
Seeks long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 - Virtus Investment Advisers, LLC (“VIA”) Newfleet Asset Management, LLC	0.94%	7.58%	2.52%	4.23%
Seeks high total return consistent with reasonable risk.	Virtus SGA International Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Sustainable Growth Advisers, LP	1.10%	9.26%	1.42%	4.10%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks high total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3] - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is the subadviser for the equity portion of the Series, and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series.	0.95%	6.79%	2.09%	7.77%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn International Fund[3,7] - Columbia Management Investment Advisers, LLC (effective Jul 7, 2025; previously Columbia Wanger Asset Management, LLC)	1.08%	12.76%	-1.00%	4.31%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn Fund[3,8] - Columbia Management Investment Advisers, LLC (effective Jul 7, 2025; previously Columbia Wanger Asset Management, LLC)	0.91%	4.47%	1.02%	8.66%

1 This fund is closed to new investors.

2 For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

3 The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

4 Effective May 20, 2026, this fund will no longer be available for investment by new or existing investors.

5 Formerly known as Neuberger Berman AMT Sustainable Equity Portfolio Class S.

6 Formerly known as Templeton Developing Markets Vip Fund (Class 2).

7 Formerly known as Wanger International Fund.

8 Formerly known as Wanger Acorn Fund.

Fixed Options

Important: The GIA and any other fixed account option are subject to restrictions pursuant to the Moratorium Order or, in a liquidation proceeding, applicable guaranty association limits and conditions. While the Moratorium Order remains in effect, all information relating to the GIA and the other fixed account options are subject to the restrictions described under “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in the prospectus. In liquidation, benefits available from the GIA or any other fixed account option will be subject to state guaranty association statutory limits (typically $250,000 for annuities) and conditions. You should discuss with your financial professional the impact of these restrictions on your contract.

The following is a list of fixed options currently available under the contract. Except as otherwise provided under the contract, we may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See “GIA” in the prospectus for more information about the available fixed option.

The availability of a fixed option may vary depending on the broker-dealer through which your contract was purchased. See Appendix C: Financial Intermediary Variations in the prospectus for more information.

Name	Minimum Guaranteed Interest Rate
Guaranteed Interest Account	3%

The Prospectus and Statement of Additional Information, each dated May 1, 2026, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://phl.onlineprospectus.net/PHL/PHLproducts/.

EDGAR Contract Identifier Number: C000067261